UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-08216

PIMCO Strategic Global Government Fund, Inc.

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019
(Address of principal executive offices) (Zip code)

Lawrence G. Altadonna

1633 Broadway,

New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: January 31, 2013

Date of reporting period: April 30, 2012

Item 1. Schedule of Investments

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

April 30, 2012 (unaudited)

Principal Amount (000s)		Value*

U.S. GOVERNMENT AGENCY SECURITIES—223.0%
	Fannie Mae—183.3%
$218	2.19%, 12/1/30, FRN, MBS (l)	$219,119
2	2.20%, 4/1/30, FRN, MBS	2,071
20	2.308%, 9/1/28, FRN, MBS	20,740
97	2.40%, 3/1/32, FRN, MBS	98,299
9	2.415%, 2/1/32, FRN, MBS	9,150
68	2.45%, 11/1/27, FRN, MBS	72,557
87	2.494%, 12/1/28, FRN, MBS	92,542
28	2.515%, 2/1/27, FRN, MBS	30,527
7	2.723%, 12/1/25, FRN, MBS	7,268
79	2.75%, 3/1/31, FRN, MBS	83,793
50,000	3.50%, MBS, TBA, 30 Year (e)	51,789,060
94,000	4.00%, MBS, TBA, 30 Year (e)	99,463,750
453	4.25%, 11/25/24, CMO (l)	527,818
8	4.25%, 3/25/33, CMO	8,349
4,560	4.50%, 7/25/40, CMO (l)	4,891,306
22,000	4.50%, MBS, TBA, 30 Year (e)	23,533,125
9	5.00%, 12/1/18, MBS	9,992
23,451	5.00%, 7/1/35, MBS (l)	25,511,388
30,456	5.00%, 1/25/38-7/25/38, CMO (l)	34,555,252
13	5.50%, 12/25/16, CMO	14,135
18,432	5.50%, 7/25/24-4/25/35, CMO (l)	21,040,252
297,000	5.50%, MBS, TBA, 30 Year (e)	324,797,418
100	5.75%, 6/25/33, CMO (l)	115,603
2,500	5.807%, 8/25/43, CMO (l)	2,910,379
4,987	6.00%, 2/25/17-1/25/44, CMO (l)	5,630,852
25,952	6.00%, 12/1/32-4/1/39, MBS (l)	28,925,984
70	6.259%, 12/25/42, CMO, VRN (l)	80,698
43	6.495%, 10/25/42, CMO, VRN (l)	49,108
475	6.50%, 5/1/13-10/1/34, MBS	528,636
12,534	6.50%, 2/1/14-11/1/47, MBS (l)	14,295,292
10,924	6.50%, 6/25/23-6/25/44, CMO (l)	12,587,063
1,000	6.50%, MBS, TBA, 30 Year (e)	1,125,469
45	6.85%, 12/18/27, CMO (l)	52,787
387	7.00%, 2/1/15-8/1/32, MBS	447,420
10,238	7.00%, 2/1/15-1/1/47, MBS (l)	11,887,561
3,181	7.00%, 6/18/27-3/25/45, CMO (l)	3,664,146
1,390	7.00%, 9/25/41, CMO, VRN (l)	1,605,986
1,155	7.084%, 2/25/42, CMO, VRN (l)	1,355,054
1,059	7.281%, 10/25/42, CMO, VRN (l)	1,238,751
85	7.50%, 4/1/24, MBS	90,733
717	7.50%, 6/1/17-5/1/32, MBS (l)	803,531
7	7.50%, 8/25/42, CMO	8,669
4,018	7.50%, 10/25/22-6/25/44, CMO (l)	4,665,208
186	7.50%, 6/19/30, CMO, VRN (l)	215,232
66	7.70%, 3/25/23, CMO (l)	77,301
174	8.00%, 4/1/19-1/1/35, MBS	196,931
974	8.00%, 9/1/24-11/1/31, MBS (l)	1,179,332
228	8.00%, 9/25/21, CMO (l)	263,361
1,658	8.00%, 7/19/30, CMO, VRN (l)	1,882,066
300	8.50%, 4/1/16-6/1/36, MBS (l)	342,287
2,401	8.50%, 9/25/21-6/25/30, CMO (l)	2,790,282
629	9.425%, 5/15/21, MBS (l)	734,473

202		10.006%, 7/15/27, MBS (l)	235,369
—	(h)	10.30%, 4/25/19, CMO	389

			686,763,864

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

April 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*

	Federal Housing Administration —0.8%
$3,059	7.25%, 8/1/31 (g)	$3,014,617

	Freddie Mac—29.9%
9	2.262%, 12/1/26, FRN, MBS	8,966
71	2.374%, 9/1/31, FRN, MBS	72,138
8	2.859%, 4/1/33, FRN, MBS	8,102
3,000	4.00%, MBS, TBA, 30 Year (e)	3,165,469
39	5.00%, 2/15/24, CMO (l)	43,679
12,824	5.50%, 4/1/39, MBS (l)	14,229,558
6,000	5.50%, 6/15/41, CMO (l)	7,094,979
20	6.00%, 3/15/17, CMO	21,426
13,290	6.00%, 9/15/16-3/15/35, CMO (l)	14,771,247
4	6.00%, 2/1/33, MBS	4,542
1,713	6.00%, 4/1/17-2/1/34, MBS (l)	1,862,305
19	6.50%, 8/1/21-6/1/29, MBS	21,414
2,701	6.50%, 11/1/16-9/1/48, MBS (l)	2,989,786
25,497	6.50%, 9/15/23-3/25/44, CMO (l)	29,429,939
97	6.50%, 9/25/43, CMO, VRN (l)	110,535
916	6.619%, 7/25/32, CMO, VRN (l)	1,055,176
1,029	6.90%, 9/15/23, CMO (l)	1,189,978
525	6.95%, 7/15/21, CMO (l)	596,815
222	6.966%, 7/25/32, CMO, VRN (l)	256,706
107	7.00%, 1/1/14-3/1/32, MBS	116,460
11,968	7.00%, 7/1/13-1/1/37, MBS (l)	13,586,466
9,664	7.00%, 5/15/23-10/25/43, CMO (l)	11,537,863
220	7.50%, 6/1/25-7/1/34, MBS	240,126
5,409	7.50%, 1/1/16-3/1/37, MBS (l)	6,464,269
1,533	7.50%, 5/15/24-2/25/42, CMO (l)	1,783,652
200	8.00%, 8/15/22-4/15/30, CMO (l)	239,485
37	8.00%, 7/1/24, MBS	39,204
650	8.00%, 8/1/24-12/1/26, MBS (l)	782,668
73	8.50%, 4/15/22, CMO (l)	74,002
253	8.50%, 10/1/30, MBS (l)	296,852

		112,093,807

	Ginnie Mae—6.4%
7,000	4.50%, MBS, TBA, 30 Year (e)	7,658,438
193	5.50%, 6/20/35, FRN, MBS	205,197
70	6.00%, 8/15/31-12/15/38, MBS	79,518
6,607	6.00%, 4/15/29-12/15/38, MBS (l)	7,508,973
1,824	6.50%, 11/20/24-10/20/38, MBS (l)	2,112,271
48	6.50%, 6/20/32, CMO (l)	55,648
98	7.00%, 4/15/24-5/15/26, MBS	116,082
35	7.00%, 6/15/26, MBS (l)	41,017
2,939	7.00%, 3/20/31, CMO (l)	3,439,802
50	7.50%, 1/15/17-3/15/29, MBS	53,439
1,625	7.50%, 6/15/26-2/15/29, MBS (l)	1,852,251
120	7.50%, 6/20/26, CMO (l)	139,578
64	8.00%, 6/15/16-11/15/22, MBS	65,756
14	8.50%, 10/15/16-2/15/31, MBS	16,292
46	9.00%, 6/15/16-6/15/18, MBS	46,210
456	9.00%, 11/15/16-1/15/20, MBS (l)	491,523

		23,881,995

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

April 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*

	Small Business Administration Participation Certificates—0.8%
$480	4.625%, 2/1/25, ABS	$524,533
349	4.754%, 8/10/14, ABS	368,560
236	5.038%, 3/10/15, ABS	250,076
1,237	5.51%, 11/1/27, ABS	1,397,906
121	5.78%, 8/1/27, ABS	139,583
116	5.82%, 7/1/27, ABS	132,834
242	6.30%, 7/1/13-6/1/18	261,132
43	6.40%, 8/1/13	44,529
28	7.20%, 6/1/17	30,585
20	7.70%, 7/1/16	21,652

		3,171,390

	Vendee Mortgage Trust—1.8%
390	6.50%, 3/15/29, CMO	461,665
259	6.75%, 2/15/26-6/15/26, CMO	304,983
4,909	7.50%, 9/15/30, CMO	5,836,291

		6,602,939

	Total U.S. Government Agency Securities (cost—$810,863,034)	835,528,612

CORPORATE BONDS & NOTES—57.4%
Airlines—3.0%
3,000	American Airlines, Inc., 10.50%, 10/15/12 (f)	3,157,500
678	Northwest Airlines, Inc., 1.243%, 11/20/15, FRN (MBIA) (l)	643,982
	United Air Lines Pass Through Trust,
2,338	6.636%, 1/2/24	2,448,756
835	9.75%, 7/15/18	953,857
3,455	10.40%, 5/1/18 (l)	3,943,594

		11,147,689

Banking—11.4%
£1,300	Barclays Bank PLC, 14.00%, 6/15/19 (i)	2,531,724
	BPCE S.A., (i)
€50	9.00%, 3/17/15	58,905
€300	9.25%, 4/22/15	341,763
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
€2,000	6.875%, 3/19/20	2,562,684
$5,900	11.00%, 6/30/19 (a)(d)(i)(l)	7,531,385
7,700	Discover Bank, 7.00%, 4/15/20 (l)	8,964,332
£800	DnB NOR Bank ASA, 6.012%, 3/29/17 (i)	1,226,912
$5,000	ICICI Bank Ltd., 5.75%, 11/16/20 (a)(d)	4,951,135
13,000	Regions Financial Corp., 7.75%, 11/10/14 (l)	14,332,500

		42,501,340

Construction & Engineering—0.9%
3,700	Alion Science and Technology Corp., 12.00%, 11/1/14, PIK	3,422,500

Energy—0.7%
2,100	Berau Coal Energy Tbk PT, 7.25%, 3/13/17 (a)(d)	2,100,000
625	Consol Energy, Inc., 8.25%, 4/1/20	659,375

		2,759,375

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

April 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*

Financial Services—23.9%
	Ally Financial, Inc., (l)
$3,000	6.75%, 12/1/14	$3,158,760
6,100	8.30%, 2/12/15	6,710,000
1,800	C10 Capital SPV Ltd., 6.722%, 12/31/16 (i)	1,215,000
3,000	Cantor Fitzgerald L.P., 6.375%, 6/26/15 (a)(d)(l)	3,044,136
3,900	CIT Group, Inc., 5.25%, 4/1/14 (a)(d)(l)	4,036,500
9,000	Citigroup, Inc., 5.00%, 9/15/14 (l)	9,312,606
	Credit Agricole S.A., (i),
£250	5.136%, 2/24/16	269,807
£800	8.125%, 10/26/19	993,215
	Ford Motor Credit Co. LLC,
$1,000	6.625%, 8/15/17	1,150,468
10,000	8.70%, 10/1/14 (l)	11,473,990
£3,000	General Electric Capital Corp.,
	6.50%, 9/15/67, (converts to FRN on 9/15/17)	4,600,921
$4,000	HSBC Finance Corp., 6.676%, 1/15/21 (l)	4,324,824
	International Lease Finance Corp., (a)(d)
2,000	6.75%, 9/1/16	2,170,000
7,000	7.125%, 9/1/18	7,735,000
£300	LBG Capital No.2 PLC, 15.00%, 12/21/19	584,244
$4,000	Merrill Lynch & Co., Inc., 0.927%, 1/15/15, FRN (l)	3,718,360
	Morgan Stanley,
8,000	0.916%, 10/18/16, FRN (l)	6,872,616
1,000	6.625%, 4/1/18	1,046,263
	Royal Bank of Scotland PLC, FRN,
2,000	1.169%, 4/11/16	1,614,500
3,000	1.211%, 9/29/15	2,509,500
	SLM Corp.,
150	0.766%, 1/27/14, FRN	143,730
570	4.975%, 2/1/14, FRN	571,761
1,050	5.00%, 10/1/13	1,078,875
1,000	5.375%, 5/15/14	1,045,057
1,000	8.00%, 3/25/20	1,067,500
2,500	8.45%, 6/15/18	2,750,000
1,800	UBS AG, 5.875%, 12/20/17 (l)	1,997,163
4,250	Waha Aerospace BV, 3.925%, 7/28/20 (a)(d)	4,409,375

		89,604,171

Healthcare & Hospitals—0.5%
1,500	HCA, Inc., 9.00%, 12/15/14	1,657,500

Hotels/Gaming—0.0%
100	MGM Resorts International, 9.00%, 3/15/20	112,000

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

April 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*

Insurance—5.7%
	American International Group, Inc.,
$6,300	5.85%, 1/16/18 (l)	$6,943,973
3,000	6.25%, 5/1/36	3,363,795
3,600	6.40%, 12/15/20 (l)	4,139,924
£819	6.765%, 11/15/17 (a)(d)	1,453,670
$3,400	8.25%, 8/15/18 (l)	4,128,923
£850	8.625%, 5/22/68, (converts to FRN on 5/22/18)	1,372,568

		21,402,853

Oil & Gas—8.2%
	Anadarko Petroleum Corp.,
$600	6.20%, 3/15/40	701,347
3,600	6.375%, 9/15/17	4,282,261
4,500	6.45%, 9/15/36 (l)	5,347,296
7,000	BP Capital Markets PLC, 4.75%, 3/10/19 (l)	7,953,960
	Gaz Capital S.A. for Gazprom,
€1,000	5.875%, 6/1/15 (a)(d)	1,426,287
$2,600	8.625%, 4/28/34	3,345,082
1,250	Ras Laffan Liquefied Natural Gas Co., Ltd. III, 6.332%, 9/30/27 (b)	1,392,537
5,000	Shell International Finance BV, 5.50%, 3/25/40 (l)	6,261,450

		30,710,220

Real Estate Investment Trust—2.2%
4,500	SL Green Realty Corp., 7.75%, 3/15/20 (l)	5,186,290
3,000	Wells Operating Partnership II L.P., 5.875%, 4/1/18 (l)	3,066,414

		8,252,704

Retail—0.3%
957	CVS Pass Through Trust, 7.507%, 1/10/32 (a)(d)	1,189,197

Utilities—0.6%
2,000	Energy Future Holdings Corp., 10.00%, 1/15/20	2,187,500

	Total Corporate Bonds & Notes (cost—$187,021,000)	214,947,049

MORTGAGE-BACKED SECURITIES—45.8%
	Adjustable Rate Mortgage Trust, CMO, FRN
1,713	2.798%, 7/25/35	1,264,883
4,120	3.164%, 8/25/35	3,471,610
	Banc of America Large Loan, Inc., CMO (a)(d)
4,711	1.991%, 11/15/15, FRN	4,423,210
2,833	5.686%, 4/24/49, VRN	2,802,106
69	Banc of America Mortgage Securities, Inc., 3.002%, 2/25/35, CMO, FRN	59,691
	BCAP LLC Trust, CMO, FRN (a)(d)
211	0.441%, 7/26/36	50,041
130	2.666%, 10/26/33 (b)(m)
	(acquisition cost-$25,974; purchased 1/20/12)	26,398
43	2.689%, 6/26/35	24,599
574	5.039%, 3/26/36	514,642

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

April 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*

$789	Bear Stearns Alt-A Trust, 5.602%, 8/25/36, CMO, VRN	$467,808
3,853	Bear Stearns Commercial Mortgage Securities, 7.00%, 5/20/30, CMO, VRN	4,288,941
17	Citigroup Mortgage Loan Trust, Inc., 7.00%, 9/25/33, CMO	17,449
2,500	Commercial Mortgage Pass Through Certificates, 5.605%, 6/9/28, CMO (a)(d)	2,557,108
	Countrywide Alternative Loan Trust, CMO
308	5.50%, 5/25/22	273,676
1,549	6.25%, 8/25/37	962,711
2,453	6.50%, 7/25/35	1,104,764
	Countrywide Home Loan Mortgage Pass Through Trust, CMO
1,351	3.659%, 8/25/34, FRN	985,994
4,173	7.50%, 11/25/34 (a)(d)	4,299,275
580	7.50%, 6/25/35 (a)(d)	579,060
	Credit Suisse First Boston Mortgage Securities Corp., CMO
427	1.389%, 3/25/34, FRN	368,161
1,148	7.00%, 2/25/34	1,200,965
	Credit Suisse Mortgage Capital Certificates, CMO
2,501	0.410%, 10/15/21, FRN (a)(d)	2,354,974
2,306	5.695%, 9/15/40, VRN	2,534,198
€2,620	DECO Series, 0.884%, 10/27/20, CMO, FRN	3,155,795
$6,770	Deutsche Mortgage Securities, Inc., 5.00%, 6/26/35, CMO, VRN (a)(d)	4,758,944
441	GMAC Mortgage Corp. Loan Trust, 5.128%, 8/19/34, CMO, FRN	375,060
2,762	GSAA Trust, 6.00%, 4/1/34, CMO	2,856,890
	GSMPS Mortgage Loan Trust, CMO (a)(d)
6,302	7.00%, 6/25/43,	6,397,251
96	7.50%, 6/19/27, VRN	98,572
1,471	8.00%, 9/19/27, VRN	1,531,059
	GSR Mortgage Loan Trust, CMO
1,075	0.569%, 12/25/34, FRN	949,569
581	0.579%, 12/25/34, FRN	510,691
5,222	5.133%, 11/25/35, FRN	5,015,721
5,000	5.50%, 11/25/35	4,591,863
951	6.50%, 1/25/34	1,005,360
	Harborview Mortgage Loan Trust, CMO, FRN
3,036	0.610%, 10/19/33	2,628,809
3,006	5.531%, 6/19/36	1,852,480
335	JPMorgan Alternative Loan Trust, 5.95%, 9/25/36, CMO, VRN	331,722
	JPMorgan Chase Commercial Mortgage Securities Corp., CMO (a)(d)
5,000	0.690%, 7/15/19, FRN	4,582,225
4,000	5.714%, 3/18/51, VRN	3,935,218
	JPMorgan Mortgage Trust, CMO
6,457	2.659%, 10/25/36, FRN	5,011,186
322	5.50%, 8/25/22	306,403
1,508	5.50%, 6/25/37	1,351,141
572	Lehman Mortgage Trust, 5.00%, 8/25/21, CMO	529,217
3,876	Luminent Mortgage Trust, 0.409%, 12/25/36, CMO, FRN	2,258,904

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

April 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*

$1,661	MASTR Adjustable Rate Mortgage Trust, 3.319%, 10/25/34, CMO, FRN	$1,186,813
	MASTR Alternative Loans Trust, CMO
1,043	6.25%, 7/25/36	792,490
1,351	6.50%, 3/25/34	1,413,543
101	7.00%, 4/25/34	101,642
	MASTR Reperforming Loan Trust, CMO (a)(d)
7,863	7.00%, 5/25/35	7,547,554
4,251	7.50%, 7/25/35	4,310,072
118	Merrill Lynch Mortgage Investors, Inc., 5.25%, 8/25/36, CMO, VRN	119,697
2	Morgan Stanley Dean Witter Capital I, 5.50%, 4/25/17, CMO	1,636
	Newgate Fund PLC, CMO, FRN
£4,200	2.039%, 12/15/50	5,338,104
€3,050	2.126%, 12/15/50	2,109,482
£3,450	2.289%, 12/15/50	3,363,602
€3,050	2.376%, 12/15/50	1,803,874
	Nomura Asset Acceptance Corp., CMO (a)(d)
$2,171	7.00%, 10/25/34	2,199,618
5,546	7.50%, 3/25/34	5,922,158
6,512	7.50%, 10/25/34	6,763,397
	Residential Accredit Loans, Inc., CMO
3,277	0.419%, 6/25/46, FRN	1,238,020
3,969	6.00%, 8/25/35	3,330,678
	Residential Asset Mortgage Products, Inc., CMO
34	6.50%, 11/25/31	34,174
443	7.00%, 8/25/16	448,510
999	8.50%, 10/25/31	1,068,533
1,584	8.50%, 11/25/31	1,659,885
563	Structured Adjustable Rate Mortgage Loan Trust,
	2.824%, 3/25/34, CMO, FRN	542,956
5,767	Structured Asset Mortgage Investments, Inc.,
	1.659%, 8/25/47, CMO, FRN	3,050,696
5,207	Structured Asset Securities Corp., 7.50%, 10/25/36, CMO (a)(d)	4,931,371
5,600	UBS Commercial Mortgage Trust,
	0.815%, 7/15/24, CMO, FRN (a)(d)	4,483,736
5,000	Wachovia Bank Commercial Mortgage Trust, 0.360%, 9/15/21, CMO, FRN (a)(d)	4,603,520
575	WaMu Mortgage Pass Through Certificates, 2.537%, 5/25/35, CMO, FRN	469,662
	Washington Mutual MSC Mortgage Pass Through Certificates, CMO
1,334	6.50%, 8/25/34	1,376,179
560	7.00%, 3/25/34	597,799
1,244	7.50%, 4/25/33	1,275,952
	Wells Fargo Mortgage-Backed Securities Trust, CMO, FRN
1,122	2.655%, 6/25/35	1,069,462
2,172	2.667%, 4/25/36	1,794,264
123	2.686%, 4/25/36	93,726

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

April 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*

$2,800	5.667%, 10/25/36	$2,484,215
5,500	WFDB Commercial Mortgage Trust, 6.403%, 7/5/24, CMO (a)(d)	5,679,096

	Total Mortgage-Backed Securities (cost—$169,804,025)	171,872,460

SENIOR LOANS (a)(c)—4.5%
Financial Services—3.3%
621	iStar Financial, Inc., 5.00%, 6/28/13, Term A1	620,750
12,500	Springleaf Finance Corp., 5.50%, 5/10/17	11,865,625

		12,486,375

Healthcare & Hospitals—0.5%
1,900	HCA, Inc., 2.739%, 5/2/16, Term A2	1,858,200

Oil & Gas—0.4%
1,406	Petroleum Export, 3.474%, 12/20/12, Term B	1,386,668

Utilities—0.3%
1,913	Texas Competitive Electric Holdings Co. LLC, 4.741%, 10/10/17	1,053,053

	Total Senior Loans (cost—$17,764,031)	16,784,296

ASSET-BACKED SECURITIES—3.3%
588	Access Financial Manufactured Housing Contract Trust, 7.65%, 5/15/21	480,299
	Advanta Business Card Master Trust, FRN
255	0.490%, 6/20/14	236,859
255	0.490%, 12/22/14	236,859
	Ameriquest Mortgage Securities, Inc., FRN
1,413	3.764%, 11/25/32	125,941
372	5.864%, 2/25/33	26,988
1,478	Bear Stearns Asset-Backed Securities Trust, 0.739%, 9/25/34, FRN	1,033,482
	Conseco Finance Securitizations Corp.,
615	7.96%, 5/1/31	503,394
315	7.97%, 5/1/32	217,377
	Conseco Financial Corp.,
248	6.53%, 2/1/31, VRN	247,883
461	7.05%, 1/15/27	478,524
1,128	Credit-Based Asset Servicing and Securitization LLC, 6.02%, 12/25/37 (a)(d)	912,691
5,000	Green Tree, 8.97%, 4/25/38, VRN (a)(d)	5,506,043
1,000	Greenpoint Manufactured Housing, 8.30%, 10/15/26, VRN	1,104,098
1,216	Morgan Stanley ABS Capital I, 0.419%, 1/25/36, FRN	1,143,569
39	Oakwood Mortgage Investors, Inc., 0.470%, 5/15/13, FRN	31,134
30	Residential Asset Mortgage Products, Inc., 8.50%, 12/25/31	30,675

	Total Asset-Backed Securities (cost—$12,713,757)	12,315,816

Shares
CONVERTIBLE PREFERRED STOCK—0.4%
Utilities—0.4%
27,200	PPL Corp., 9.50%, 7/1/13 (cost—$1,360,000)	1,452,208

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

April 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*

MUNICIPAL BOND—0.4%
West Virginia—0.4%
$1,880	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A (cost—$1,769,533)	$1,403,740

SOVEREIGN DEBT OBLIGATIONS—0.1%

Ireland—0.1%
200	VEB Finance PLC for Vnesheconombank, 5.375%, 2/13/17 (a)(d) (cost—$200,000)	209,500

Shares
COMMON STOCK—0.0%
Oil, Gas & Consumable Fuels—0.0%
3,881	SemGroup Corp., Class A (k) (cost—$100,913)	123,424

Units
WARRANTS—0.0%
Construction & Engineering—0.0%
3,675	Alion Science and Technology Corp., expires 11/1/14 (a)(d)(g)(k)	37

Oil, Gas & Consumable Fuels—0.0%
4,086	SemGroup Corp., expires 11/30/14 (k)	36,259

	Total Warrants (cost—$18,422)	36,296

Principal Amount (000s)
SHORT-TERM INVESTMENTS—8.9%
Corporate Notes—4.7%
Financial Services—4.1%
$10,000	Citigroup, Inc., 5.625%, 8/27/12 (l)	10,136,200
AUD 2,700	Morgan Stanley, 4.788%, 3/1/13, FRN	2,778,996
	SLM Corp.,
€1,500	3.125%, 9/17/12	1,990,383
$500	5.125%, 8/27/12	505,289
200	5.375%, 1/15/13	204,479

		15,615,347

Oil & Gas—0.6%
2,000	Royal Bank of Scotland AG for Gazprom, 9.625%, 3/1/13	2,130,160

	Total Corporate Notes (cost—$16,696,937)	17,745,507

U.S. Treasury Obligations (j)(n)—2.2%
8,268	U.S. Treasury Bills, 0.039%-0.15%, 6/7/12-1/10/13 (cost—$8,266,191)	8,266,191

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

April 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*

U.S. Government Agency Securities—0.0%
	Fannie Mae
$1	7.00%, 7/18/12, CMO	$1,278
3	7.00%, 1/1/13, MBS	2,874
	Freddie Mac
12	7.00%, 9/1/12-11/1/12, MBS	11,916

	Total U.S. Government Agency Securities (cost—$15,969)	16,068

Repurchase Agreements—2.0%
4,500	Bank of America Corp., dated 4/30/12, 0.20%, due 5/1/12, proceeds $4,500,025; collateralized by U.S. Treasury Notes, 0.875%, due 4/30/17, valued at $4,587,121 including accrued interest	4,500,000
2,200	Morgan Stanley & Co., dated 4/30/12, 0.20%, due 5/1/12, proceeds $2,200,012; collateralized by U.S. Treasury Bonds, 3.75%, due 8/15/41, valued at $2,245,320 including accrued interest	2,200,000
637	State Street Bank & Trust Co., dated 4/30/12, 0.01%, due 5/1/12, proceeds $637,000; collateralized by U.S. Treasury Bills, 0.162%, due 4/4/13, valued at $654,018 including accrued interest	637,000

	Total Repurchase Agreements (cost—$7,337,000)	7,337,000

	Total Short-Term Investments (cost—$32,316,097)	33,364,766

Notional Amount (000s)
OPTIONS PURCHASED (k)—0.0%
	Put Options—0.0%
	Fannie Mae, 3.50%-5.50%, TBA, 30 Year (OTC),
$50,000	strike price $91.50, expires 6/6/12	—	(o)
64,000	strike price $95.75, expires 7/5/12	1
22,000	strike price $99.50, expires 6/6/12	—	(o)
196,000	strike price $102.03, expires 6/6/12	2
87,000	strike price $102.50, expires 5/7/12	1
	Freddie Mac, 4.00%, TBA, 30 Year (OTC),
3,000	strike price $98, expires 6/6/12	—	(o)

	Total Options Purchased (cost—$49,453)	4

	Total Investments, before securities sold short (cost—$1,233,980,265) (p)—343.8%	1,288,038,171

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

April 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*

SECURITIES SOLD SHORT—(57.5)%
U.S. Government Agency Securities—(57.5)%
$197,000	Fannie Mae, 5.50%, MBS, TBA, 30 Year (proceeds received—-$215,407,188)	$(215,438,018)

	Total Investments, net of securities sold short (cost—$1,018,573,077)—286.3%	1,072,600,153
	Other liabilities in excess of other assets—(186.3)%	(697,988,602)

	Net Assets—100.0%	$374,611,551

Notes to Schedule of Investments:

*	Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures approved by the Board of Directors, or persons acting at their discretion pursuant to procedures approved by the Board of Directors, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps are valued at the price determined by the relevant exchange. Securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $148,834,456, representing 39.7% of net assets.

(b)	Illiquid.

(c)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on April 30, 2012.

(d)	144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	Delayed-delivery. To be delivered after April 30, 2012.

(f)	In default.

(g)	Fair-Valued—Securities with an net value of $3,014,654, representing 0.8% of net assets.

(h)	Principal amount less than $500.

(i)	Perpetual maturity. The date shown is the next call date. For Corporate Bonds & Notes, the interest rate is fixed until the first call date and variable thereafter.

(j)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives and delayed-delivery securities.

(k)	Non-income producing.

(l)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

(m)	Restricted. The acquisition cost of such security is $25,974 and the market value is $26,398, representing less than 0.05% of net assets.

(n)	Rates reflect the effective yields at purchase date.

(o)	Value less than $1.

(p)	At April 30, 2012, the cost basis of portfolio securities for federal income tax purposes was $1,233,990,109. Gross unrealized appreciation was $64,078,568; gross unrealized depreciation was $10,030,506; and net unrealized appreciation was $54,048,062. The difference between book and tax cost was attributable to wash sales loss deferrals.

Glossary:

ABS—Asset-Backed Securities

AUD—Australian Dollar

£—British Pound

CMO—Collateralized Mortgage Obligation

€—Euro

FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on April 30, 2012.

LIBOR—London Inter-Bank Offered Rate

MBIA—insured by Municipal Bond Investors Assurance

MBS—Mortgage-Backed Securities

OTC—Over the Counter

PIK—Payment-in-Kind

TBA—To Be Announced

VRN—Variable Rate Note. Instruments whose interest rates change on a specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on April 30, 2012.

Other Investments:

(A) OTC credit default swap agreements outstanding at April 30, 2012:

Sell protection swap agreements (1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (2)	Credit Spread (3)		Termination Date	Payments Received	Market Value (4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America:
American Express	$8,000		0.30%	12/20/13	4.10%	$538,965	—	$538,965
MetLife	13,400		1.97%	9/20/15	1.00%	(406,125)	$(900,456)	494,331
SLM	5,000		2.89%	12/20/13	5.00%	197,385	(612,500)	809,885
BNP Paribas:
General Electric	800		0.84%	12/20/13	4.60%	53,533	—	53,533
Citigroup:
American Express	500		0.30%	12/20/13	4.30%	35,448	—	35,448
SLM	6,000		2.89%	12/20/13	5.00%	236,862	518,648	(281,786)
SLM	1,300		2.89%	12/20/13	5.00%	51,320	(156,000)	207,320
Deutsche Bank:
American International Group	3,000		0.65%	3/20/13	2.10%	46,231	—	46,231
General Electric	4,100		0.84%	12/20/13	4.78%	286,943	—	286,943
General Electric	8,000		0.84%	12/20/13	4.82%	566,202	—	566,202
SLM	2,600		2.89%	12/20/13	5.00%	102,640	(318,500)	421,140
JPMorgan Chase:
ABX.HE Index 06-1	6,341	†		7/25/45	0.18%	(700,854)	(919,387)	218,533
Morgan Stanley:
Merrill Lynch & Co.	5,000		2.71%	9/20/16	1.00%	(336,266)	(741,654)	405,388
Royal Bank of Scotland:
ABX.HE Index 07-1	8,955	†		8/25/37	0.09%	(4,568,397)	(4,432,952)	(135,445)
ABX.HE Index 06-1	18,050	†		7/25/45	0.32%	(10,152,666)	(10,608,887)	456,221

						$(14,048,779)	$(18,171,688)	$4,122,909

(B) Centrally cleared interest rate swap agreements outstanding at April 30, 2012:

			Rate Type
Broker (Exchange)	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Market Value	Unrealized Depreciation
Credit Suisse First Boston (CME)	$188,000	6/20/22	2.25%	3-Month USD-LIBOR	$(2,941,865)	$(4,507,905)

CME—Chicago Mercantile Exchange

LIBOR—London Inter-Bank Offered Rate

OTC—Over-the-Counter

† Credit spread not quoted for asset-backed securities.

(1) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2) This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4) The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at April 30, 2012 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(C) Forward foreign currency contracts outstanding at April 30, 2012:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value April 30, 2012	Unrealized Appreciation (Depreciation)
Purchased:
3,236,000 British Pound settling 6/12/12	Barclays Bank	$5,141,292	$5,250,384	$109,092
138,000 British Pound settling 6/12/12	Royal Bank of Canada	216,575	223,904	7,329
142,000 Euro settling 6/14/12	Bank of Nova Scotia	186,073	187,999	1,926
6,159,000 Euro settling 5/2/12	JPMorgan Chase	8,083,071	8,152,670	69,599
114,000 Euro settling 7/16/12	JPMorgan Chase	150,861	150,961	100
103,000 Euro settling 6/14/12	Royal Bank of Canada	134,745	136,366	1,621
Sold:
2,370,000 Australian Dollar settling 6/7/12	Credit Suisse	2,442,285	2,460,022	(17,737)
6,306,000 British Pound settling 6/12/12	Citigroup	10,017,765	10,231,435	(213,670)
7,632,000 British Pound settling 6/12/12	JPMorgan Chase	12,022,795	12,382,860	(360,065)
1,592,000 British Pound settling 6/12/12	UBS	2,509,020	2,583,007	(73,987)
3,712,000 Euro settling 5/2/12	Citigroup	4,896,474	4,913,576	(17,102)
2,447,000 Euro settling 5/2/12	JPMorgan Chase	3,224,417	3,239,095	(14,678)
6,159,000 Euro settling 6/1/12	JPMorgan Chase	8,084,272	8,153,563	(69,291)
4,051,000 Euro settling 7/16/12	UBS	5,287,730	5,364,427	(76,697)
632,560,000 Japanese Yen settling 6/7/12	Barclays Bank	7,698,112	7,925,245	(227,133)

				$(880,693)

At April 30, 2012, the Fund held $2,940,000 in cash as collateral for derivative contracts and delayed-delivery securities. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(D) Open reverse repurchase agreements at April 30, 2012:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	0.30%	4/12/12	5/14/12	$96,628,297	$96,613,000
	0.32	4/12/12	5/14/12	22,251,757	22,248,000
	0.40	4/12/12	5/14/12	108,714,946	108,692,000
	0.45	4/20/12	5/21/12	1,556,214	1,556,000
	0.50	4/12/12	5/14/12	44,839,830	44,828,000
	0.674	3/19/12	6/22/12	613,494	613,000
Deutsche Bank	0.65	2/17/12	5/16/12	11,945,940	11,930,000
	0.65	2/17/12	5/17/12	14,130,855	14,112,000
	0.65	2/17/12	5/23/12	1,182,578	1,181,000
	0.65	2/23/12	5/23/12	5,666,949	5,660,000
	0.65	3/13/12	6/8/12	648,573	648,000
	0.65	4/12/12	7/11/12	3,078,056	3,077,000
	0.80	2/23/12	5/23/12	4,710,107	4,703,000
	0.80	3/21/12	6/25/12	6,241,682	6,236,000
	0.85	2/16/12	5/15/12	6,738,913	6,727,000
Goldman Sachs	0.30	4/19/12	5/21/12	10,554,055	10,553,000
JPMorgan Chase	1.00	2/24/12	8/22/12	5,163,592	5,154,000
Royal Bank of Canada	0.884	3/5/12	6/7/12	7,169,020	7,159,000
Royal Bank of Scotland	0.60	2/14/12	5/15/12	7,039,022	7,030,000
	0.60	2/15/12	5/15/12	11,519,573	11,505,000
	0.65	2/15/12	5/15/12	1,706,338	1,704,000
	0.65	4/5/12	7/5/12	13,254,219	13,248,000
UBS	0.60	3/14/12	6/15/12	2,852,280	2,850,000

					$388,027,000

The weighted average daily balance of reverse repurchase agreements outstanding during the three months ended April 30, 2012 was $394,744,489 at a weighted average interest rate of 0.49%. The total market value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at April 30, 2012 was $418,586,894.

At April 30, 2012, the Fund held $414,629 in principal value of U.S. Treasury Notes and $271,712 in principal value of U.S. Treasury Bonds as collateral for open reverse repurchase agreements. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access
•

Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 – valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Fund to measure fair value during the three months ended April 30, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Fund utilized option adjusted spread pricing techniques and multi-dimensional relational pricing model.

The inputs or methodology used for valuing securities is not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond or note, state of issuance, benchmark yield curves, and bond or note insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts — Option contracts traded over the counter (“OTC”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable, the values of OTC interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — OTC credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. Centrally cleared swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of senior loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

A summary of the inputs used at April 30, 2012 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments and Other Investments for more detailed information on Investments in Securities and Other Financial Instruments):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 4/30/12
Investments in Securities — Assets
U.S. Government Agency Securities	—	$832,513,995	$3,014,617	$835,528,612
Corporate Bonds & Notes:
Airlines	—	3,157,500	7,990,189	11,147,689
All Other	—	203,799,360	—	203,799,360
Mortgage-Backed Securities	—	171,872,460	—	171,872,460
Senior Loans	—	16,784,296	—	16,784,296
Asset-Backed Securities	—	12,315,816	—	12,315,816
Convertible Preferred Stock	$1,452,208	—	—	1,452,208
Municipal Bonds	—	1,403,740	—	1,403,740
Sovereign Debt Obligations	—	209,500	—	209,500
Common Stock	123,424	—	—	123,424
Warrants:
Construction & Engineering	—	—	37	37
Oil, Gas & Consumable Fuels	—	36,259	—	36,259
Short-Term Investments	—	33,364,766	—	33,364,766
Options Purchased:
Interest Rate Contracts	—	—	4	4

Total Investments in Securities — Assets	$1,575,632	$1,275,457,692	$11,004,847	$1,288,038,171

Investments in Securities — Liabilities
Securities Sold Short, at value	—	$(215,438,018)	—	$(215,438,018)

Other Financial Instruments* — Assets
Credit Contracts	—	$4,540,140	—	$4,540,140
Foreign Exchange Contracts	—	189,667	—	189,667

Total Other Financial Instruments* — Assets	—	$4,729,807	—	$4,729,807

Other Financial Instruments* — Liabilities
Credit Contracts	—	$(417,231)	—	$(417,231)
Foreign Exchange Contracts	—	(1,070,360)	—	(1,070,360)
Interest Rate Contracts	—	(4,507,905)	—	(4,507,905)

Total Other Financial Instruments* — Liabilities	—	$(5,995,496)	—	$(5,995,496)

Total Investments	$1,575,632	$1,058,753,985	$11,004,847	$1,071,334,464

*	Other financial instruments are derivatives not reflected in the Schedule of Investments, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

There were no significant transfers between Levels 1 and 2 during the three months ended April 30, 2012.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the three months ended April 30, 2012, was as follows:

	Beginning Balance 1/31/12	Purchases	Sales	Accrued Discounts	Net Realized Gain	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 4/30/12
Investments in Securities — Assets
U.S. Government Agency Securities	$3,037,482	—	$(19,603)	$452	$509	$(4,223)	—	—	$3,014,617
Corporate Bonds & Notes:
Airlines	7,893,394	—	(49,684)	4,675	5,166	136,638	—	—	7,990,189
Warrants:
Construction & Engineering	—	$37	—	—	—	—	—	—	37
Options Purchased:
Interest Rate Contracts	—	49,453	—	—	—	(49,449)	—	—	4

Total Investments	$10,930,876	$49,490	$(69,287)	$5,127	$5,675	$82,966	—	—	$11,004,847

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at April 30, 2012 was $114,511.

Item 2. Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting

Item 3. Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PIMCO Strategic Global Government Fund, Inc.

By	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date: June 21, 2012

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: June 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date: June 21, 2012

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: June 21, 2012